Leases - Carrying value of property leased or held for lease to others (Details) - Property leased or held for lease $ in Thousands	Dec. 31, 2017 USD ($)
Construction aggregates property	$ 35,294
Commercial property	440,083
Carrying Value of property owned by the Company leased or held for lease, gross	475,377
Less accumulated depreciation and depletion	93,581
Carrying Value of property owned by the Company leased or held for lease, net	$ 381,796